EXHIBIT 1(a)
Trades on July 15, 2009
Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned

		2A.Deemed						5. Amount of
	2. Trans-	Execut-			4. Securities Acquired (A) or			Securities	6. Ownership
	action	ion Date,			Disposed of (D)			Beneficially	Form:	7. Nature of
	Date	if any	3. Transac-		(Instr. 3, 4 and 5)			Owned Following	Direct	Indirect
	(Month/	(Month/	tion Code			(A)		Reported	(D) or	Beneficial
1. Title of Security	Day/	Day/	(Instr. 8)			or		Transaction(s)	Indirect (I)	Ownership
(Instr. 3)	Year)	Year)	Code	V	Amount	(D)	Price	(Instr. 3 and 4)	(Instr. 4)	(Instr. 4)
Common Stock	07/15/09		S		22,563	D	$6.0000	136,581	I	(2)
Common Stock	07/15/09		S		300	D	$6.0050	136,281	I	(2)
Common Stock	07/15/09		S		1,807	D	$6.0075	134,474	I	(2)
Common Stock	07/15/09		S		2,700	D	$6.0100	131,774	I	(2)
Common Stock	07/15/09		S		400	D	$6.0200	131,374	I	(2)

(2)	The reportable securities are owned directly by CDC IV, LLC and indirectly by CDC Operations LLC, David R. Ramsay, Argeris Karabelas and Jan Leschly. CDC Operations LLC disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that CDC Operations LLC is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of its pecuniary interest therein. David R. Ramsay, Argeris Karabelas and Jan Leschly are each partners of CDC Operations LLC. Messrs. Ramsay, Karabelas and Leschly each disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that Messrs. Ramsay, Karabelas and Leschly is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of their pecuniary interest therein.
EXHIBIT 1(b)
Trades on July 16, 2009
Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned

		2A.Deemed						5. Amount of
	2. Trans-	Execut-			4. Securities Acquired (A) or			Securities	6. Ownership
	action	ion Date,			Disposed of (D)			Beneficially	Form:	7. Nature of
	Date	if any	3. Transac-		(Instr. 3, 4 and 5)			Owned Following	Direct	Indirect
	(Month/	(Month/	tion Code			(A)		Reported	(D) or	Beneficial
1. Title of Security	Day/	Day/	(Instr. 8)			or		Transaction(s)	Indirect (I)	Ownership
(Instr. 3)	Year)	Year)	Code	V	Amount	(D)	Price	(Instr. 3 and 4)	(Instr. 4)	(Instr. 4)
Common Stock	07/16/09		S		2,150	D	$6.0000	129,224	I	(2)
Common Stock	07/16/09		S		805	D	$6.0200	128,419	I	(2)
Common Stock	07/16/09		S		10,800	D	$6.7000	117,619	I	(2)
Common Stock	07/16/09		S		100	D	$6.7050	117,519	I	(2)
Common Stock	07/16/09		S		1,500	D	$6.7100	116,019	I	(2)
Common Stock	07/16/09		S		11,600	D	$6.7500	104,419	I	(2)
Common Stock	07/16/09		S		1,000	D	$6.7800	103,419	I	(2)
Common Stock	07/16/09		S		22,600	D	$6.8000	80,819	I	(2)
Common Stock	07/16/09		S		500	D	$6.8100	80,319	I	(2)
Common Stock	07/16/09		S		700	D	$6.8200	79,619	I	(2)
Common Stock	07/16/09		S		1,200	D	$6.8300	78,419	I	(2)
Common Stock	07/16/09		S		6,500	D	$6.8500	71,919	I	(2)
Common Stock	07/16/09		S		400	D	$6.8600	71,519	I	(2)
Common Stock	07/16/09		S		4,100	D	$6.8700	67,419	I	(2)
Common Stock	07/16/09		S		2,600	D	$6.8800	64,819	I	(2)
Common Stock	07/16/09		S		10,500	D	$6.9000	54,319	I	(2)
Common Stock	07/16/09		S		100	D	$6.9100	54,219	I	(2)
Common Stock	07/16/09		S		800	D	$6.9400	53,419	I	(2)
Common Stock	07/16/09		S		25,000	D	$7.0000	28,419	I	(2)
Common Stock	07/16/09		S		18,472	D	$7.1100	9,947	I	(2)
Common Stock	07/16/09		S		6,647	D	$7.1200	3,300	I	(2)
Common Stock	07/16/09		S		300	D	$7.1350	3,000	I	(2)
Common Stock	07/16/09		S		700	D	$7.1400	2,300	I	(2)
Common Stock	07/16/09		S		2,300	D	$7.1600	0	I	(2)

(2)	The reportable securities are owned directly by CDC IV, LLC and indirectly by CDC Operations LLC, David R. Ramsay, Argeris Karabelas and Jan Leschly. CDC Operations LLC disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that CDC Operations LLC is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of its pecuniary interest therein. David R. Ramsay, Argeris Karabelas and Jan Leschly are each partners of CDC Operations LLC. Messrs. Ramsay, Karabelas and Leschly each disclaims beneficial ownership of the reportable securities and this report shall not be deemed an admission that Messrs. Ramsay, Karabelas and Leschly is the beneficial owner of such securities for purposes of Section 16 or any other purpose, except to the extent of their pecuniary interest therein.